Exhibit 99.(g)(1)(b)

SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and The Bank of New York.

September 18, 2026

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco AI and Next Gen Software ETF

3.	Invesco Biotechnology & Genome ETF

4.	Invesco Bloomberg Analyst Rating Improvers ETF

5.	Invesco Bloomberg MVP Multi-factor ETF

6.	Invesco Building & Construction ETF

7.	Invesco BuyBack Achievers™ ETF

8.	Invesco Dividend Achievers™ ETF

9.	Invesco Dorsey Wright Basic Materials Momentum ETF

10.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

11.	Invesco Dorsey Wright Consumer Staples Momentum ETF

12.	Invesco Dorsey Wright Energy Momentum ETF

13.	Invesco Dorsey Wright Financial Momentum ETF

14.	Invesco Dorsey Wright Healthcare Momentum ETF

15.	Invesco Dorsey Wright Industrials Momentum ETF

16.	Invesco Dorsey Wright Momentum ETF

17.	Invesco Dorsey Wright Technology Momentum ETF

18.	Invesco Dorsey Wright Utilities Momentum ETF

19.	Invesco Dow Jones Industrial Average Dividend ETF

20.	Invesco Energy Exploration & Production ETF

21.	Invesco Financial Preferred ETF

22.	Invesco Food & Beverage ETF

23.	Invesco Global Listed Private Equity ETF

24.	Invesco Golden Dragon China ETF

25.	Invesco High Yield Equity Dividend Achievers™ ETF

26.	Invesco International Dividend Achievers™ ETF

27.	Invesco Large Cap Growth ETF

28.	Invesco Large Cap Value ETF

29.	Invesco Leisure and Entertainment ETF

30.	Invesco MSCI Sustainable Future ETF

31.	Invesco NASDAQ Internet ETF

32.	Invesco Next Gen Connectivity ETF

33.	Invesco Next Gen Media and Gaming ETF

34.	Invesco Oil & Gas Services ETF

35.	Invesco Pharmaceuticals ETF

36.	Invesco RAFI US 1000 ETF

37.	Invesco RAFI US 1500 Small-Mid ETF

38.	Invesco S&P 100 Equal Weight ETF

39.	Invesco S&P 500 BuyWrite ETF

40.	Invesco S&P 500® Equal Weight ETF

41.	Invesco S&P 500® Equal Weight Communication Services ETF

42.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

43.	Invesco S&P 500® Equal Weight Consumer Staples ETF

44.	Invesco S&P 500® Equal Weight Energy ETF

45.	Invesco S&P 500® Equal Weight Financials ETF

46.	Invesco S&P 500® Equal Weight Health Care ETF

47.	Invesco S&P 500® Equal Weight Industrials ETF

48.	Invesco S&P 500® Equal Weight Materials ETF

49.	Invesco S&P 500® Equal Weight Real Estate ETF

50.	Invesco S&P 500® Equal Weight Technology ETF

51.	Invesco S&P 500® Equal Weight Utilities ETF

52.	Invesco S&P 500 GARP ETF

53.	Invesco S&P 500® Pure Growth ETF

54.	Invesco S&P 500® Pure Value ETF

55.	Invesco S&P 500® Quality ETF

56.	Invesco S&P 500® Top 50 ETF

57.	Invesco S&P 500 Value with Momentum ETF

58.	Invesco S&P MidCap 400® GARP ETF

59.	Invesco S&P MidCap 400® Pure Growth ETF

60.	Invesco S&P MidCap 400® Pure Value ETF

61.	Invesco S&P MidCap Momentum ETF

62.	Invesco S&P MidCap Quality ETF

63.	Invesco S&P MidCap Value with Momentum ETF

64.	Invesco S&P SmallCap 600® Pure Growth ETF

65.	Invesco S&P SmallCap 600® Pure Value ETF

66.	Invesco S&P SmallCap Momentum ETF

67.	Invesco S&P SmallCap Value with Momentum ETF

68.	Invesco S&P Spin-Off ETF

69.	Invesco Semiconductors ETF

70.	Invesco Water Resources ETF

71.	Invesco WilderHill Clean Energy ETF

72.	Invesco Zacks Mid-Cap ETF

73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF

2.	Invesco Alerian Galaxy Crypto Economy ETF

3.	Invesco Bloomberg Enhanced Fallen Angels ETF

4.	Invesco Bloomberg Financial Data Providers ETF

5.	Invesco California AMT-Free Municipal Bond ETF

6.	Invesco CEF Income Composite ETF

7.	Invesco China Technology ETF

8.	Invesco Dorsey Wright Developed Markets Momentum ETF

9.	Invesco Dorsey Wright Emerging Markets Momentum ETF

10.	Invesco Dorsey Wright SmallCap Momentum ETF

11.	Invesco Emerging Markets Sovereign Debt ETF

12.	Invesco Equal Weight 0-30 Year Treasury ETF

13.	Invesco ESG NASDAQ 100 ETF

14.	Invesco ESG S&P 500 Equal Weight ETF

15.	Invesco Floating Rate Municipal Income ETF

16.	Invesco Fundamental Investment Grade Corporate Bond ETF

17.	Invesco Global Clean Energy ETF

18.	Invesco Global ex-US High Yield Corporate Bond ETF

19.	Invesco Global Water ETF

20.	Invesco International BuyBack AchieversTM ETF

21.	Invesco International Corporate Bond ETF

22.	Invesco KBW Bank ETF

23.	Invesco KBW High Dividend Yield Financial ETF

24.	Invesco KBW Premium Yield Equity REIT ETF

25.	Invesco KBW Property & Casualty Insurance ETF

26.	Invesco MSCI Global Climate 500 ETF

27.	Invesco MSCI Global Timber ETF

28.	Invesco MSCI North America Climate ETF

29.	Invesco MSCI Treasury Duration Rotation ETF

30.	Invesco MSCI USA ETF

31.	Invesco NASDAQ 100 ETF

32.	Invesco Nasdaq Biotechnology ETF

33.	Invesco Nasdaq Free Cash Flow Achievers ETF

34.	Invesco Nasdaq International Innovators 100 ETF

35.	Invesco NASDAQ Future Gen 200 ETF

36.	Invesco NASDAQ Next Gen 100 ETF

37.	Invesco National AMT-Free Municipal Bond ETF

38.	Invesco New York AMT-Free Municipal Bond ETF

39.	Invesco PHLX Semiconductor ETF

40.	Invesco Preferred ETF

41.	Invesco QQQ Equal Weight ETF

42.	Invesco QQQ Low Volatility ETF

43.	Invesco RAFI Developed Markets ex-U.S. ETF

44.	Invesco RAFI Developed Markets ex-U.S. Small-Mid ETF

45.	Invesco RAFI Emerging Markets ETF

46.	Invesco Russell 1000 Equal Weight ETF

47.	Invesco S&P 500 Concentrated QVM ETF

48.	Invesco S&P 500® High Beta ETF

49.	Invesco S&P 500 High Dividend Growers ETF

50.	Invesco S&P 500 High Dividend Low Volatility ETF

51.	Invesco S&P 500® Low Volatility ETF

52.	Invesco S&P 500 Momentum ETF

53.	Invesco S&P 500 QVM Multi-factor ETF

54.	Invesco S&P 500 Revenue ETF

55.	Invesco S&P Emerging Markets Low Volatility ETF

56.	Invesco S&P Emerging Markets Momentum ETF

57.	Invesco S&P Global Water Index ETF

58.	Invesco S&P International Developed Low Volatility ETF

59.	Invesco S&P International Developed Momentum ETF

60.	Invesco S&P International Developed Quality ETF

61.	Invesco S&P MidCap 400 QVM Multi-factor ETF

62.	Invesco S&P MidCap 400 Revenue ETF

63.	Invesco S&P MidCap Low Volatility ETF

64.	Invesco S&P SmallCap 600® GARP ETF

65.	Invesco S&P SmallCap 600 QVM Multi-factor ETF

66.	Invesco S&P SmallCap 600 Revenue ETF

67.	Invesco S&P SmallCap Consumer Discretionary ETF

68.	Invesco S&P SmallCap Consumer Staples ETF

69.	Invesco S&P SmallCap Energy ETF

70.	Invesco S&P SmallCap Financials ETF

71.	Invesco S&P SmallCap Health Care ETF

72.	Invesco S&P SmallCap High Dividend Low Volatility ETF

73.	Invesco S&P SmallCap Industrials ETF

74.	Invesco S&P SmallCap Information Technology ETF

75.	Invesco S&P SmallCap Low Volatility ETF

76.	Invesco S&P SmallCap Materials ETF

77.	Invesco S&P SmallCap Quality ETF

78.	Invesco S&P SmallCap Utilities & Communication Services ETF

79.	Invesco S&P Ultra Dividend Revenue ETF

80.	Invesco Senior Loan ETF

81.	Invesco Short Term Treasury ETF

82.	Invesco Solar ETF

83.	Invesco Taxable Municipal Bond ETF

84.	Invesco U.S. Hybrid Bond ETF

85.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF

2.	Invesco Active U.S. Real Estate ETF

3.	Invesco Agency MBS ETF

4.	Invesco Comstock Contrarian Equity ETF

5.	Invesco Core Fixed Income ETF

6.	Invesco Diversified Dividend Opportunities ETF

7.	Invesco Emerging Markets Enhanced ETF

8.	Invesco Flexible Income ETF

9.	Invesco Global Equity Net Zero ETF

10.	Invesco High Yield Systematic Bond ETF

11.	Invesco Intermediate Municipal ETF

12.	Invesco International Developed Enhanced ETF

13.	Invesco International Growth Focus ETF

14.	Invesco Managed Futures Strategy ETF

15.	Invesco MSCI EAFE Income Advantage ETF

16.	Invesco QQQ Hedged Advantage ETF

17.	Invesco QQQ Income Advantage ETF

18.	Invesco Rochester High Yield Municipal ETF

19.	Invesco S&P 500® Downside Hedged ETF

20.	Invesco S&P 500 Equal Weight Income Advantage ETF

21.	Invesco Short Duration High Yield ETF

22.	Invesco Short Duration Total Return Bond ETF

23.	Invesco SteelPath MLP & Energy Infrastructure ETF

24.	Invesco Top QQQ ETF

25.	Invesco Total Return Bond ETF

26.	Invesco Ultra Short Duration ETF

27.	Invesco U.S. Large Cap Enhanced ETF

28.	Invesco U.S. Small Cap Enhanced ETF

29.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2026 Corporate Bond ETF

2.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2026 Municipal Bond ETF

4.	Invesco BulletShares 2027 Corporate Bond ETF

5.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

6.	Invesco BulletShares 2027 Municipal Bond ETF

7.	Invesco BulletShares 2027 Treasury Bond ETF

8.	Invesco BulletShares 2028 Corporate Bond ETF

9.	Invesco BulletShares 2028 High Yield Corporate Bond ETF

10.	Invesco BulletShares 2028 Municipal Bond ETF

11.	Invesco BulletShares 2028 Treasury Bond ETF

12.	Invesco BulletShares 2029 Corporate Bond ETF

13.	Invesco BulletShares 2029 High Yield Corporate Bond ETF

14.	Invesco BulletShares 2029 Municipal Bond ETF

15.	Invesco BulletShares 2029 Treasury Bond ETF

16.	Invesco BulletShares 2030 Corporate Bond ETF

17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF

18.	Invesco BulletShares 2030 Municipal Bond ETF

19.	Invesco BulletShares 2030 Treasury Bond ETF

20.	Invesco BulletShares 2031 Corporate Bond ETF

21.	Invesco BulletShares 2031 High Yield Corporate Bond ETF

22.	Invesco BulletShares 2031 Municipal Bond ETF

23.	Invesco BulletShares 2031 Treasury Bond ETF

24.	Invesco BulletShares 2032 Corporate Bond ETF

25.	Invesco BulletShares 2032 High Yield Corporate Bond ETF

26.	Invesco BulletShares 2032 Municipal Bond ETF

27.	Invesco BulletShares 2033 Corporate Bond ETF

28.	Invesco BulletShares 2033 High Yield Corporate Bond ETF

29.	Invesco BulletShares 2033 Municipal Bond ETF

30.	Invesco BulletShares 2034 Corporate Bond ETF

31.	Invesco BulletShares 2034 High Yield Corporate Bond ETF

32.	Invesco BulletShares 2034 Municipal Bond ETF

33.	Invesco BulletShares 2035 Corporate Bond ETF

34.	Invesco BulletShares 2035 Municipal Bond ETF

35.	Invesco BulletShares 2036 Corporate Bond ETF

36.	Invesco BulletShares 2036 Municipal Bond ETF

37.	Invesco Bloomberg Pricing Power ETF

38.	Invesco International Developed Dynamic Multifactor ETF

39.	Invesco Investment Grade Defensive ETF

40.	Invesco RAFI™ Strategic US ETF

41.	Invesco Russell 1000® Dynamic Multifactor ETF

42.	Invesco Russell 2000® Dynamic Multifactor ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)

	Gerard Connors		Brian Hartigan
(name)		(name)

	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

	Brian Hartigan		Brian Hartigan
(name)		(name)

	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)

	Brian Hartigan		Brian Hartigan
(name)		(name)

President & Principal Executive Officer			President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE- TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)

Brian Hartigan
(name)

President & Principal Executive Officer
(title)